NASDAQ: RICK | Granite Conference Series | January 11-12, 2023 | www.rcihospitality.com | @RCIHHinc Building a portfolio of well-managed, high cash-flowing nightclubs and restaurants

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, among other things, statements regarding plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements, which are other than statements of historical facts. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this presentation and those discussed in other documents we file with the Securities and Exchange Commission (“SEC”). This press release may contain forward-looking statements that involve a number of risks and uncertainties that could cause the company’s actual results to differ materially from those indicated in this press release, including, but not limited to, the risks and uncertainties associated with (i) operating and managing an adult entertainment or restaurant business, (ii) the business climates in cities where it operates, (iii) the success or lack thereof in launching and building the company’s businesses, (iv) cyber security, (v) conditions relevant to real estate transactions, (vi) the impact of the COVID-19 pandemic, and (vii) numerous other factors such as laws governing the operation of adult entertainment or restaurant businesses, competition and dependence on key personnel. For more detailed discussion of such factors and certain risks and uncertainties, see RCI’s annual report on Form 10-K for the year ended September 30, 2022, as well as its other filings with the U.S. Securities and Exchange Commission. The company has no obligation to update or revise the forward-looking statements to reflect the occurrence of future events or circumstances. The novel coronavirus (COVID-19) pandemic has disrupted and may continue to disrupt our business, which has and could continue to materially affect our operations, financial condition, and results of operations for an extended period of time. As used herein, the “Company,” “we,” “our,” and similar terms include RCI Hospitality Holdings, Inc. (RCIHH) and its subsidiaries, unless the context indicates otherwise. 2 Trademarks Except as otherwise indicated, all trademarks, service marks, logos, and trade names in this presentation are property of RCI Hospitality Holdings, Inc., its subsidiaries or affiliates.

Non-GAAP Financial Measures In addition to our financial information presented in accordance with GAAP, management uses certain non-GAAP financial measures, within the meaning of the SEC Regulation G, to clarify and enhance understanding of past performance and prospects for the future. Generally, a non-GAAP financial measure is a numerical measure of a company’s operating performance, financial position or cash flows that excludes or includes amounts that are included in or excluded from the most directly comparable measure calculated and presented in accordance with GAAP. We monitor non-GAAP financial measures because it describes the operating performance of the Company and helps management and investors gauge our ability to generate cash flow, excluding (or including) some items that management believes are not representative of the ongoing business operations of the Company, but are included in (or excluded from) the most directly comparable measures calculated and presented in accordance with GAAP. Relative to each of the non-GAAP financial measures, we further set forth our rationale as follows: • Non-GAAP Operating Income and Non-GAAP Operating Margin. We calculate non-GAAP operating income and non-GAAP operating margin by excluding the following items from income from operations and operating margin: (a) amortization of intangibles, (b) impairment of assets, (c) gains or losses on sale of businesses and assets, (d) gains or losses on insurance, (e) settlement of lawsuits, (f) costs and charges related to debt refinancing, and (g) stock-based compensation. We believe that excluding these items assists investors in evaluating period-over-period changes in our operating income and operating margin without the impact of items that are not a result of our day-to-day business and operations. • Non-GAAP Net Income and Non-GAAP Net Income per Diluted Share. We calculate non-GAAP net income and non-GAAP net income per diluted share by excluding or including certain items to net income attributable to RCIHH common stockholders and diluted earnings per share. Adjustment items are: (a) amortization of intangibles, (b) impairment of assets, (c) gains or losses on sale of businesses and assets, (d) gains or losses on insurance, (e) unrealized loss on equity securities, (f) settlement of lawsuits, (g) gain on debt extinguishment, (h) costs and charges related to debt refinancing, (i) stock-based compensation, (j) the income tax effect of the above-described adjustments, and (k) change in deferred tax asset valuation allowance. Included in the income tax effect of the above adjustments is the net effect of the non-GAAP provision for income taxes, calculated at 22.8%, 13.5%, and 26.0% effective tax rate of the pre-tax non-GAAP income before taxes for the 2022, 2021, and 2020, respectively, and the GAAP income tax expense (benefit). We believe that excluding and including such items help management and investors better understand our operating activities. • Adjusted EBITDA. We calculate adjusted EBITDA by excluding the following items from net income attributable to RCIHH common stockholders: (a) depreciation and amortization, (b) income tax expense (benefit), (c) net interest expense, (d) gains or losses on sale of businesses and assets, (e) gains or losses on insurance (f) unrealized gains or losses on equity securities, (g) impairment of assets, (h) settlement of lawsuits, (i) gain on debt extinguishment, and (j) stock-based compensation. We believe that adjusting for such items helps management and investors better understand our operating activities. Adjusted EBITDA provides a core operational performance measurement that compares results without the need to adjust for federal, state and local taxes which have considerable variation between domestic jurisdictions. The results are, therefore, without consideration of financing alternatives of capital employed. We use adjusted EBITDA as one guideline to assess the unleveraged performance return on our investments. Adjusted EBITDA multiple is also used as a target benchmark for our acquisitions of nightclubs. • Management also uses non-GAAP cash flow measures such as free cash flow. Free cash flow is derived from net cash provided by operating activities less maintenance capital expenditures. We use free cash flow as the baseline for the implementation of our capital allocation strategy. Our FY22 10-K and our December 14, 2022 earnings news release and financial tables contain additional details and reconciliation of non-GAAP financial measures for the quarter and year ended September 30, 2022, and are posted on our website at www.rcihospitality.com and filed with the US Securities and Exchange Commission. 3

Executive Summary

What We Do	What We Really Do	Key to Our Success	Moat	Change	Growth Opportunity	Management Expertise
Leader in the nightclub-bar-restaurant business	Free cash flow per share compounder	Disciplined capital allocation strategy	Adult nightclub license creates barrier to entry	Transforming industry from **"strip clubs" to "adult nightclubs"**	Large runway to buy clubs & open/franchise restaurants	Deep bench of industry, IT, accounting & legal experience
• Nightclubs: 54 locations in 13 states • Bombshells sports-bar restaurants: 13 locations in 2 states	FY15-22: • 22% FCF CAGR • Repurchases have reduced share count 1.5% on compound annual basis • FCF provides recurring source of "fuel" to continue growth	• Guides use of capital to acquire clubs, open restaurants & buy back shares • Follower of William Thorndike's "The Outsiders"	• Incentivizes us to own our real estate • Real estate ownership facilitates access to bank financing	• Key to attracting millennials and women	• ~500 of ~2,200 clubs meet our parameters • We are industry's acquirer of choice • Concepts like Bombshells can grow into an 80-100 unit chain	• Insiders own 8.22% of shares (9/30/22)

RCI HOSPITALITY HOLDINGS INC

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Strong Portfolio of Hospitality Venues Nightclubs • 54 clubs in 13 states (12/31/22) • Well-known brands, many with restaurants • 77% of revenues (TTM ended 9/30/22) Overview • Own and franchise 67 nightclubs and restaurants (12/31/22) • Founded in 1983 • Nasdaq IPO in 1995 Growth Drivers • Consumer demand, especially among millennials, for an entertaining experience • Deep expertise in hospitality, real estate development, finance • Strong focus on generating free cash flow Bombshells • Fast-growing, sports bar restaurant chain launched in 2013 • 11 company-owned, 1 franchised in Texas, and 1 food hall in Colorado (12/31/22) • 22% of revenues (TTM ended 9/30/22) Stock Symbol TTM Ended 9/30/22 As of 9/30/22 Revenues EPS* Net Cash Provided by Operating Activities Free Cash Flow Cash Dividends/Share Common Stock Outstanding Insider Ownership Nasdaq: RICK $267.6M $4.91 (GAAP) $5.38 (Non-GAAP) $64.5M $58.9M $0.19 9.232M 8.22% 5

10.41 10.23 9.74 9.72 9.66 9.20 9.01 9.38 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 $14.9 $18.5 $19.3 $23.2 $33.3 $13.5 $36.1 $58.9 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 Free Cash Flow ($M)1 11.0% 13.7% 13.3% 14.0% 18.4% 10.2% 18.5% 22.0% FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FCF as % of Revenues1 Diluted Weighted Average Shares Outstanding (M) 1) FY16 FCF of $18.5M reflects FCF of $20.5M less $2.0M in tax credits 6 +22% CAGR +1,100 BPS -1.5% CAGR Impressive Track Record Since Launching Capital Allocation Strategy End of FY15

Solid Recent Performance ($M)

Cash



$15.6
$17.0
$20.2
$29.1
$35.7
$18.0
$38.1
$37.5
$36.0
9/30/20
12/31/20
3/31/21
6/30/21
9/30/21
12/31/21
3/31/22
6/30/22
9/30/22

As % of Total Revenues[1]



15%
12%
23%
15%
31%
20%
35%
22%
32%
15%
29%
25%
31%
17%
35%
25%
34%
20%
FCF
Adj. EBITDA
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22

Free Cash Flow[1]



$3.4
$5.7
$9.0
$13.0
$8.5
$15.3
$11.1
$18.0
$14.5
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22

Adjusted EBITDA



$4.4
$8.7
$13.6
$20.4
$17.6
$18.0
$19.9
$24.6
$24.2
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22

RCI HOSPITALITY HOLDINGS INC

1) 3Q22 FCF includes receipt of $2.2M previously discussed tax refund

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Capital Allocation Strategy[1]

Buy Back Shares

- Repurchase shares when FCF yield is more than 10%

FY22
- $15.1M cash deployed
- 268,185 shares repurchased
- $56.29 average price/share

M&A

Buy More of the Right Nightclubs

- Buy good, solid, cash flowing clubs at 3-5x adjusted EBITDA
- Use seller-financing
- Buy the real estate for market value
- Structure deals to generate annual cash on cash return of at least 25-33%

FY22
- $141.8M capital deployed ($45.8M cash, $66.0M debt, $30.0M equity)
- 15 clubs acquired in new/existing markets

Organic

Methodically Expand Bombshells

- Develop critical mass, market awareness, and sell franchises
- Structure investments in new units to generate annual cash on cash return of at least 25-33%

FY22
- $10.0M capital deployed ($3.6M cash, $6.4M debt)
- 1 new location open
- 5 new locations acquired
- 1st franchise opened
- 2nd franchisee signed

Drive Value with 10-15% Compound Annual FCF/Share Growth

RCI HOSPITALITY HOLDINGS INC

1) We may deviate from this strategy if other strategic rationale warrants

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Great Business Model (TTM ended 9/30/22)

Strong Cash Generation

- High gross profit margin (86.5%)
- Fast cash conversion cycle
- Low maintenance capex ($5.6M)

Nightclubs

- High barriers to entry
- Few municipalities issue new licenses

Bombshells

- Ultimate experience for casual dining, sports viewing, music, food, and fun
- Enables us to grow free cash flow organically

Real Estate Ownership

- Own most of our locations
- Low occupancy cost relative to peers
- Not beholden to landlords

Growth Funded through Debt

- Access to bank and seller financing

Total Revenues
(TTM ended 9/30/22)



Entertainment Services 35%
Alcoholic Beverages 42%
Food, Merchandise & Other 23%

Period	Alcoholic Beverages	Entertainment Services	Food, Merchandise & Other
FY20	45%	31%	24%
FY21	44%	29%	27%
FY22	42%	35%	23%

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Nightclubs: Significant Acquisition Opportunities

Market

- 2,200 clubs / ~500 meet our acquisition criteria
- We are one of the largest, but our market share is minimal
- Long-term owners interested in selling, we are the acquirer of choice

Financial Dynamics

- Buy earnings accretive clubs at 3-5x adjusted EBITDA
- Purchase related real estate at market value
- Strong record paying off seller financing from acquisition cash flow

Acquisitions/Reopenings

- FY22
  - 15 clubs in 9 states
  - 2 reopened & reformatted clubs
- FY23
  - Heartbreakers, Galveston, TX area (October 2022)
  - Fort Worth Club Assets, Fort Worth, TX (December 2022)
  - Jaguars San Antonio, reopened & reformatted club (December 2022)
  - 5 Baby Dolls and Chicas Locas, Dallas, Fort Worth and Houston, TX (pending)
- Longer-Term Target: Own 200 clubs

Our Top Club Brands

Rick's Cabaret	Elegant clubs with restaurants
Scarlett's	High-end, high-energy party club
Tootsie's Cabaret	Nation's mega club with 74,000 square feet
Club Onyx	High-end clubs for African-American professionals
Jaguars Club	Lively BYOB clubs for blue collar patrons and the college crowd
XTC Cabaret	Lively BYOB clubs for blue collar patrons and the college crowd

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Rick’s Cabaret Steakhouse & Casino The Acquisition • 4-story, 30,000 sq-ft building in historic Central City, CO • Paid $2.4M cash for property The Central City Market1 • 1 of 3 Colorado cities with legalized gambling • $1B wagered on slots • Generated +$80M in adjusted gross proceeds The Plan • Club with a casino component • Entertainment, fine dining, casino/sports betting • Gaming license application for 175 slots and 7 tables 111) Source: Colorado Department of Gaming, TTM ended June 2022

Bombshells: Next Generation Sports Bar Concept More Upscale • Better quality food, service and experience • Big HDTVs, scratch kitchen, free Wi-Fi, USB charging stations, DJs • 4 Dayparts: Lunch, happy hour, dinner, late night • Late night drives high AUVs and industry-leading margins 12 High Impact Branding • Immediately recognizable • Signals fun, friendliness and comfort to all walks of life • Appeals to men, women, families, friends, singles, couples, millennials • Attracts customers without the need for major advertising-marketing dollars In Development: 5 new company locations in Texas and Colorado, 2nd franchised location (Huntsville, AL)

1Q23 Nightclub & Bombshells Sales

($ in Millions)	1Q23 Total Sales	Total Sales vs. 1Q22	SSS vs. 1Q22	SSS vs. 1Q20
Combined	$69.2	+13.3%	-2.7%	+8.6%
Nightclubs	$55.9	+20.7%	+1.2%	+10.0%
Bombshells	$13.3	-9.7%	-13.9%	+3.6%

RCI HOSPITALITY HOLDINGS INC
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Highly Experienced Management 14 Eric Langan President & CEO Travis Reese Executive Vice President Bradley Chhay Chief Financial Officer Director since 1998, President & CEO since 1999, in the adult nightclub business since 1989 EVP and Director since 1999, also served as Director of Technology, created Bombshells concept in 2013 Joined RCI in 2015 as Controller, upgraded financial systems, became CFO in 2020; CPA, CFE and CISA

Corporate Office 10737 Cutten Road Houston, TX 77066 Phone: (281) 397-6730 Investor Relations Gary Fishman Steven Anreder Phone: (212) 532-3232 IR Website www.rcihospitality.com Nasdaq: RICK Contact Information 15